GOODWILL	12 Months Ended
Dec. 31, 2014
GOODWILL
GOODWILL

10. GOODWILL

        The following summarizes the changes in goodwill allocated to the Group's reportable segments (Note 26) as of December 31, 2013 and 2014 (in RMB thousands):

	Company-Owned Brokerage Services	Franchise Services	Primary and Commercial Services	Total
Balance as of January 1, 2013	3,537	8,696	91,710	103,943
Acquisitions	—	—	—	—
Impairments	—	—	(20,384)	(20,384)
Balance as of December 31, 2013	3,537	8,696	71,326	83,559
Acquisitions	—	—	—	—
Impairments	—	—	—	—

Balance as of December 31, 2014	3,537	8,696	71,326	83,559

        The gross amount of goodwill as of December 31, 2013 and 2014 were RMB145.3 million and the accumulative impairment losses as of December 31, 2013 and 2014 were RMB61.8 million. However, there was no goodwill impairment loss for the year ended December 31, 2014.

        The goodwill impairment loss was determined using the two-step method described in note 2(q) and the fair values of the respective reporting units were determined using the discounted cash flow approach. The discounted cash flows were based on assumptions consistent with the strategic plan used to manage the underlying business. The Company made adjustments to the cash flows and discount rate to reflect the significantly lower fair value of the reporting units implied by the Company's share price after allowing for share price volatility. The valuation, incorporating these adjustments, was based on a nine year cash flow model with a long term growth rate of 3%, a discount rate of 19% and a terminal value based primarily on the discount and growth rates.